per share amounts (Tables)	12 Months Ended
Dec. 31, 2024
per share amounts
Schedule of the reconciliations of the denominators of the basic and diluted per share computations

Years ended December 31 (millions)	2024	2023
Basic total weighted average number of Common Shares outstanding	1,488	1,451
Effect of dilutive securities – Restricted share units	5	6
Diluted total weighted average number of Common Shares outstanding	1,493	1,457